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                                                                  EXHIBIT 10.1.1

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


         This Amendment No. 1 to Employment Agreement is made and entered into this 3rd day of June, 1999 by and between First Premier Financial Corporation, a Delaware corporation, formerly Missouri Holdings, Inc. (the "Company" or "Employer") and Richard C. Jensen (the "Executive").

                              W I T N E S S E T H:

         WHEREAS, the Company and the Executive entered into an Employment Agreement dated July 16, 1998 (the "Employment Agreement"); and

         WHEREAS, the Company and the Executive desire to amend the Employment Agreement;

         NOW, THEREFORE, for and in consideration of the mutual premises and covenants herein contained, the parties hereto agree as follows:

         1. Section 2 of the Employment Agreement is hereby amended by deleting existing Section 2 in its entirety and substituting in lieu thereof the following:

                  "The term of employment of Executive under this Agreement shall be the four year period commencing on July 16, 1998 and ending on July 15, 2002."

         2. Section 3(a) of the Employment Agreement is hereby amended by deleting the third sentence in the first paragraph thereof in its entirety and substituting in lieu thereof the following:

                  "As an additional inducement to Executive to accept employment with the Company, the Company agrees to pay Executive a bonus of $150,000, such payment to be made as soon as practicable after the closing of the Initial Public Offering. Executive shall also be entitled to participate in a deferred compensation arrangement to be mutually agreed to by the Company and Executive upon the closing of the Initial Public Offering."

         3. Section 3(a) of the Employment Agreement is hereby further amended by deleting the existing third paragraph thereof in its entirety.

         4. Section 3(b) of the Employment Agreement is hereby amended by deleting the existing second paragraph thereof in its entirety and substituting in lieu thereof the following:

         "At the first Board of Directors meeting subsequent to the closing of the Initial Public Offering, the Company shall issue an option to Executive providing for the purchase of 125,000


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shares of the Company's Common Stock at a per share price equal to the per share price at which the Company sold its shares of Common Stock in the Initial Public Offering. Such option shall be exercisable in whole or in part for a period of ten years from the date of grant. Such option shall be granted pursuant to the Company's stock option plan and shall be subject to such other customary terms and conditions as set forth in the Company's stock option plan and the stock option agreement which shall be delivered to Executive by the Company as soon as practicable after the date of grant. Upon the written request of Executive, the Company shall, at no cost to Executive, effect the registration under the securities laws of any or all of the shares of the Company's Common Stock acquired upon exercise of the option; provided, however, that the Company shall not be required to effect such registration prior to the date three years from the date of this Agreement. Further, if the Company at any time proposes for any reason to register securities under the securities laws, it shall provide Executive with 20 days' written notice of such proposed registration and, upon the written request of Executive, shall, at no cost to Executive, effect the registration of any or all of the shares of the Company's Common Stock acquired upon exercise of the option. All such registration rights of Executive with respect to the shares underlying the option shall terminate upon the termination of the option."

         5. Section 10(b) of the Employment Agreement is hereby amended by deleting all references to the term "warrants" in this Section 10(b) and substituting in lieu thereof the term "options."

         6. All of the other terms and conditions of the Employment Agreement remain unchanged and in full force and effect as originally written.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Employment Agreement to be executed and delivered as of the day and year first above written.


                                         "COMPANY"

                                         FIRST PREMIER FINANCIAL CORPORATION


                                         By: /s/ Gerald G. Kaufman
                                            ------------------------------------
                                         Title: Vice President
                                               ---------------------------------



                                         "EXECUTIVE"


                                         /s/ Richard C. Jensen
                                         ---------------------------------------
                                         Richard C. Jensen